PROSPECTUS
JANUARY 31, 1999

                               Alpha Select Funds

                       (FORMERLY, TIP INSTITUTIONAL FUNDS)

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                    Turner Short Duration Government Funds -
                               One Year Portfolio
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                           Institutional Class Shares
                              Adviser Class Shares
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                               INVESTMENT ADVISER:
                        Turner Investment Partners, Inc.

   The Securities and Exchange Commission has not approved any Fund shares or determined whether this prospectus is accurate or complete.

                 It Is a Crime for Anyone to Tell You Otherwise.

PROSPECTUS

HOW TO READ
YOUR PROSPECTUS

Alpha Select Funds (formerly, TIP Institutional Funds) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Adviser and Institutional Class Shares of the Turner Short Duration Government Funds - One Year Portfolio that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the Fund. For more detailed information about the Fund, please see:

2  TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO

5  INVESTMENTS AND PORTFOLIO MANAGEMENT

6  PURCHASING, SELLING AND EXCHANGING ALPHA SELECT FUNDS

10  DIVIDENDS, DISTRIBUTIONS AND TAXES

11  FINANCIAL HIGHLIGHTS

    TO OBTAIN MORE INFORMATION ABOUT ALPHA SELECT FUNDS PLEASE REFER TO THE BACK COVER OF THE PROSPECTUS

                                                                   PROSPECTUS  1

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                                                                    INTRODUCTION
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The Turner Short Duration Government Funds - One Year Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risks, and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The estimated level of volatility for the Fund is set forth in the Fund Summary that follows. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


YEAR 2000 RISKS
Like other mutual funds (and most organizations around the world), the Fund could be affected by computer problems related to the year 2000. While no one knows if these problems will have any impact on the Fund or on financial markets in general, the Fund is taking steps to protect investors. These include efforts to ensure that the Fund's own systems are year 2000 compliant and to determine that the problem will not affect the systems used by major service providers. Whether these steps will be effective can only be known for certain in the year 2000. In addition, year 2000 problems affect the governments whose securities the Fund purchases, which may ultimately have an impact on the value of the Fund's shares. There is additional information on these risks in the Statement of Additional Information.

2  PROSPECTUS

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TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO
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FUND SUMMARY

INVESTMENT GOAL -- Total return consistent with the preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Fixed income securities issued or guaranteed by the U.S. Government
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SHARE PRICE VOLATILITY -- Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. Government securities that are attractively priced
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking current income with a very limited amount of share price volatility.
--------------------------------------------------------------------------------

[ICON OF CHESS PIECE OMITTED]
STRATEGY
The Turner Short Duration Government Funds - One Year Portfolio invests primarily (at least 65% of its assets) in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). In selecting investments for the Fund, Turner Investment Partners chooses U.S. Government obligations that are attractively priced relative to the market or to similar instruments. In addition, Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills, the Fund may invest in securities with any maturity.


[ICON OF SCALE OMITTED]
RISKS
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, short duration U.S. Government securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources, and are subject to slightly greater risks.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

                                                                    PROSPECTUS 3

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                     TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO
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[ICON OF BULLSEYE OMITTED]

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for four years.*

[BAR CHART OMITTED]

PLOT POINTS FOLLOW:

1995     7.61%
1996     6.41%
1997     6.30%
1998     5.64%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

         BEST QUARTER            WORST QUARTER
             2.04%                   1.18%
          (12/31/95)              (12/31/98)

This table compares the Fund's average annual total returns for Institutional Class Funds for the periods ended December 31, 1998, to those of the Merrill Lynch Three-Month Treasury Bill Index.

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                                            SINCE
                                           INCEPTION
                             1 YEAR        (3/1/94)
--------------------------------------------------------------------------------
Turner Short Duration
  Government Funds -
   One Year Portfolio          5.84%         6.17%
--------------------------------------------------------------------------------
Merrill Lynch Three-Month
   Treasury Bill Index         5.23%         5.39%*
--------------------------------------------------------------------------------
 * AS OF DECEMBER 31, 1998, THERE WERE NO ADVISER CLASS SHARES OUTSTANDING.
** THE INCEPTION DATE FOR THE INDEX IS FEBRUARY 28, 1994.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Three-Month Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all dividends.


[ICON OF DOLLAR SYMBOL OMITTED]

FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                        INSTITUTIONAL CLASS SHARES     ADVISER CLASS SHARES

Investment Advisory Fees                           0.25%                       0.25%
Distribution (12b-1) Fees                          None                         None
Other Expenses                                    10.58%                       10.83%
                                                  ------                       ------
   TOTAL ANNUAL FUND OPERATING EXPENSES           10.83%                       11.08%
   Fee waivers and expense reimbursements         10.47%                       10.47%
                                                  ------                       ------
   NET EXPENSES                                    0.36%*                       0.61%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL AND ADVISER CLASS SHARES FROM EXCEEDING 0.36% AND 0.61%, RESPECTIVELY, FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.61% AND 1.86%, RESPECTIVELY, IN ANY SUBSEQUENT YEAR. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DISTRIBUTION OF FUND SHARES."

4  PROSPECTUS

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TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                              1 YEAR       3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Institutional Class Shares       $37          $385        $758        $1,805
--------------------------------------------------------------------------------
Adviser Class Shares             $62          $463        $889        $2,077
--------------------------------------------------------------------------------

                                                                    PROSPECTUS 5

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                                            INVESTMENTS AND PORTFOLIO MANAGEMENT
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THE FUND'S OTHER INVESTMENTS
In addition to the investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (SAI). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that we use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income.


INVESTMENT ADVISER
As the Fund's Adviser, Turner Investment Partners, Inc. makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities to ensure compliance with the Fund's investment policies and guidelines.

Turner Investment Partners, Inc. ("Turner"), an SEC-registered adviser, serves as the Adviser to the Short Duration Government Funds - One Year Portfolio. As of October 31, 1998, Turner had approximately $3 billion in assets under management.

For the fiscal period ended September 30, 1998, the Fund paid Turner investment advisory fees (after waivers and reimbursements) of:

   Short Duration Government Funds -
      One Year Portfolio .....................(6.17)%


PORTFOLIO MANAGER
James L. Midanek, a Fixed Income Portfolio Manager of Turner Investment Partners, Inc., is the portfolio manager of the Turner Short Duration Government Funds - One Year Portfolio. Mr. Midanek joined Turner in 1997. Prior to joining Turner, Mr. Midanek was Chief Investment Officer of Solon Asset Management, L.P., which he founded in 1989, and Portfolio Manager of the Fund. From 1992 to 1994, Mr. Midanek was Chief Investment Officer to the Fixed Income Group of Montgomery Asset Management, L.P., where he managed four institutional fixed income funds.

6  PROSPECTUS

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PURCHASING, SELLING AND EXCHANGING ALPHA SELECT FUNDS
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IN ORDER TO OPEN A NEW ACCOUNT YOU MUST COMPLETE AND MAIL THE NEW ACCOUNT
APPLICATION THAT YOU RECEIVE WITH THIS PROSPECTUS.
--------------------------------------------------------------------------------
All trades must be received by the Transfer Agent by 4:00 PM EST.
Your check must be made payable to: The Alpha Select Funds
The Fund's institutional class shares minimum initial investment is $100,000 with minimum subsequent investments of $5,000. The Fund's adviser class shares minimum initial investment is $10,000 with minimum subsequent investments of $1,000.

Once you are a shareholder of the Alpha Select Funds you can do the following:

[BULLET] PURCHASE, SELL OR EXCHANGE FUND SHARES BY PHONE. Call 1-888-TIP-7654 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.

[BULLET] PURCHASE, SELL OR EXCHANGE FUND SHARES BY MAIL. Shareholders can mail trade requests to:

         By regular mail

         The Alpha Select Funds
         PO Box 419805
         Kansas City, MO 64141-6805

         By express or overnight mail

         The Alpha Select Funds
         c/o DST Systems Inc.
         330 W. 9th Street
         Kansas City, MO 64105

[BULLET] PURCHASE FUND SHARES BY WIRING FUNDS TO:
         United Missouri Bank of Kansas NA
         ABA #101000695
         Account # 9870601168
         Further Credit: name of fund, shareholder
         name and Alpha Select Funds account number
--------------------------------------------------------------------------------

                                                                  1-888-TIP-7654

                                                                    PROSPECTUS 7

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                           PURCHASING, SELLING AND EXCHANGING ALPHA SELECT FUNDS
--------------------------------------------------------------------------------

The Turner Short Duration Government Funds-One Year Portfolio is a "no load" mutual fund, meaning you pay no sales charge when purchasing shares of the Fund. The Fund's institutional class shares minimum initial investment is $100,000 with minimum subsequent investments of $5,000. The Fund's adviser class shares minimum initial investment is $10,000 with minimum subsequent investments of $1,000. We may accept investments of smaller amounts at our discretion. The Fund reserves the right to waive the minimum initial investment.

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Fund.


PURCHASING ALPHA SELECT FUND SHARES

CHOOSING ADVISER OR INSTITUTIONAL CLASS SHARES
Adviser and Institutional Class Shares have different expenses and other characteristics.

Institutional Class Shares are for individual investors and for certain institutional investors investing for their own or their customers' account. For information on how to open an account and set up procedures for placing transactions call 1-888-TIP-7654.

Adviser Class Shares are for individual investors who purchase shares through financial institutions or intermediaries.

ADVISER CLASS SHARES
[BULLET] No sales charge
[BULLET] Higher annual expenses
[BULLET] $10,000 minimum initial investment

INSTITUTIONAL CLASS SHARES
[BULLET] No sales charge
[BULLET] Lower annual expenses
[BULLET] $100,000 minimum initial investment

For some investors the minimum initial investment may be lower.


WHEN CAN YOU PURCHASE SHARES?
You may purchase shares of the Fund on any day that the U.S. bond markets are open (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Fund or their shareholders.

TO OPEN AN ACCOUNT:
[BULLET] BY MAIL Please send your completed application, with a check payable to the Alpha Select Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

[BULLET] BY WIRE Please call us at 1-888-TIP-7654 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send you completed New Account Application. Once this is complete, you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [Turner Short Duration Government Funds - One Year Portfolio]. The shareholder's name and account number must be specified in the wire.


HOW FUND PRICES ARE CALCULATED

The price per share (the offering price) will be the net asset value per share
(NAV)next determined after the Fund receives your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Fund's NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, if you want to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m. Eastern time.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or we think that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.



PO BOX 419805, KANSAS CITY, MO 64141-6805

8  PROSPECTUS

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PURCHASING, SELLING AND EXCHANGING ALPHA SELECT FUNDS
--------------------------------------------------------------------------------


PURCHASING ADDITIONAL SHARES
[BULLET] BY MAIL Please send your check payable to Alpha Select Funds along with a signed letter stating the name of the Alpha Select Fund and your account number.

[BULLET] BY PHONE Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-888-TIP-7654 (option 3) and give the fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page 6.

ADDITIONAL INFORMATION
You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your institution.


SELLING ALPHA SELECT FUND SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone.

Holders of Adviser or Institutional Class Shares may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-888-TIP-7654. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

The sale price of each share will be the next NAV determined after we receive your request.



[BULLET] BY MAIL Shareholders wishing to redeem shares of the Alpha Select Funds should send us a letter with your name, fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established.

[BULLET] BY PHONE When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Alpha Select Funds by calling 1-888-TIP-7654 (option 3) and informing one of our representatives.

REDEMPTIONS IN KIND
The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY
Normally, we will send your sale proceeds within three Business Days after we receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM THE DATE OF PURCHASE).
                                                                  1-888-TIP-7654

                                                                    PROSPECTUS 9

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                           PURCHASING, SELLING AND EXCHANGING ALPHA SELECT FUNDS
--------------------------------------------------------------------------------

EXCHANGING FUND SHARES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM THE DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' written notice.

OTHER POLICIES
FOR CUSTOMERS OF FINANCIAL INSTITUTIONS
If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

SUSPENSION OF YOUR RIGHT TO SELL SHARES
The Fund may suspend your right to sell your shares if the U.S. bond markets restrict trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' Statement of Additional Information
(SAI).

INVOLUNTARY SALES OF YOUR SHARES
If your account balance drops below the required minimum of $10,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES
SEI Investments Distribution Co. (SIDCo.) is the distributor of the Fund. SIDCo. receives no compensation for distributing the Fund's shares.

The Turner Short Duration Government Funds - One Year Portfolio has adopted a shareholder service plan for its Adviser Class Shares that allows the Fund to pay service fees for services provided to shareholders. For Adviser Class Shares, shareholder service fees, as a percentage of average daily net assets, may be up to .25%.

PO BOX 419805, KANSAS CITY, MO 64141-6805

10  PROSPECTUS

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its investment income monthly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually.

If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify us in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send us written notice.



TAXES
PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its portfolio securities. Distributions you receive from a Fund may be taxable whether or not you reinvest them. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.





1-888-TIP-7654

                                                                   PROSPECTUS 11

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table that follows presents performance information about the Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. As of September 30, 1998, there were no Adviser Class Shares of the Fund outstanding.

This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with the Fund's financial statements, appears in our annual report that accompanies the Statement of Additional Information. You can obtain the Fund's annual report, which contains more performance information, at no charge by calling 1-888-TIP-7654.

TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO
---------------------------------------------------------------------------------------------------------
                                     FOR THE SEVEN MONTH PERIOD            FOR THE YEARS ENDED
                                         ENDED SEPTEMBER 30:                  FEBRUARY 28:
                                       ----------------------  ------------------------------------------
                                               1998(1)         1998(2)      1997        1996      1995(3)
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $   10.08       $   10.06    $   10.03  $    9.99   $   10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                     0.35            0.60         0.60       0.64        0.53
Net Gains (Losses) on Securities
   (both realized and unrealized)                 ---            0.02         0.03       0.05       (0.02)
Total From Investment Operations                 0.35            0.62         0.63       0.69        0.51
LESS DISTRIBUTIONS
Dividends (from net investment income)          (0.33)          (0.60)       (0.60)     (0.65)      (0.52)
Distributions (from capital gains)              (0.01)           ---          ---         ---         ---
Total Distributions                             (0.34)          (0.60)       (0.60)     (0.65)      (0.52)
Net Asset Value, End of Period               $  10.09       $   10.08    $   10.06  $   10.03   $    9.99
Total Return                                     3.50%+          6.34%        6.32%      7.09%       5.21%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)              $    991       $   1,195    $     864  $     398   $     145
Ratio of Expenses to Average Net Assets          0.00%*          0.00%        0.00%      0.00%       0.00%
Ratio of Net Income (Loss) to Average Net Assets 5.88%*          5.97%        5.91%      6.46%       5.74%
Ratio of Expenses to Average Net Assets
   (excluding waivers)                          10.83%*          8.83%       10.25%     16.47%      27.89%
Ratio of Net Investment Income (Loss) to
   Average Net Assets (excluding waivers)       (4.95)%*        (2.86)%      (4.34)%   (10.01)%    (22.15)%
Portfolio Turnover Rate                         96.56%          68.80%       81.82%        --          --


1 ON NOVEMBER 10, 1997 THE BOARD OF TRUSTEES OF THE FUND APPROVED A CHANGE IN THE TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO'S YEAR END FROM FEBRUARY 28 TO SEPTEMBER 30, EFFECTIVE MARCH 1, 1998.
2 ON JANUARY 22, 1998, SHAREHOLDERS OF THE FUND APPROVED A CHANGE IN THE ADVISER FROM SOLON ASSET MANAGEMENT, L.P. TO TURNER INVESTMENT PARTNERS, INC.
3 COMMENCED OPERATIONS ON MARCH 1, 1994.
+ RETURNS ARE FOR THE PERIOD AND HAVE NOT BEEN ANNUALIZED.
* ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                               ALPHA SELECT FUNDS

                               INVESTMENT ADVISER
                        Turner Investment Partners, Inc.
                              1235 Westlakes Drive,
                                    Suite 350
                           Berwyn, Pennsylvania 19312

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP



More information about the Fund is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated January 31, 1999, includes more detailed information about Alpha Select Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus.
This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's manager about strategies and recent market conditions and trends. The reports also contain detailed financial information about the Fund.

TO OBTAIN MORE INFORMATION:
[BULLET] BY TELEPHONE: Call 1-888-TIP-7654

[BULLET] BY MAIL: Write to Alpha Select Funds at:
                  P.O. Box 419805
                  Kansas City, MO  64141-6805

[BULLET] BY INTERNET: http://www.turner-invest.com

[BULLET] FROM THE SEC: You can also obtain the SAI and the Annual and the Semi-Annual Report, as well as other information about Alpha Select Funds, from the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009.

The Fund's Investment Company Act registration number is 811-07527.

TPI-F-001-02

                               ALPHA SELECT FUNDS
                       (FORMERLY, TIP INSTITUTIONAL FUNDS)

           TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO

                               INVESTMENT ADVISER:
                        TURNER INVESTMENT PARTNERS, INC.


This Statement of Additional Information is not a prospectus and relates to the Institutional and Adviser Class Shares of the Turner Short Duration Government Funds - One Year Portfolio ("One Year Portfolio") (the "Fund"). It is intended to provide additional information regarding the activities and operations of the Alpha Select Funds (formerly, TIP Institutional Funds) (the "Trust"), and should be read in conjunction with the Fund's Prospectus dated January 31, 1999. The Prospectus may be obtained without charge by calling 1-888-TIP-7654.

                                TABLE OF CONTENTS

THE TRUST................................................................   S-2
INVESTMENT OBJECTIVE AND POLICIES........................................   S-2
DESCRIPTION OF PERMITTED INVESTMENTS.....................................   S-4
INVESTMENT LIMITATIONS AND RISK FACTORS..................................  S-16
THE ADVISER..............................................................  S-18
THE ADMINISTRATOR........................................................  S-19
DISTRIBUTION AND SHAREHOLDER SERVICING...................................  S-20
TRUSTEES AND OFFICERS OF THE TRUST.......................................  S-21
COMPUTATION OF YIELD AND TOTAL RETURN....................................  S-23
PURCHASE AND REDEMPTION OF SHARES........................................  S-24
DETERMINATION OF NET ASSET VALUE.........................................  S-24
TAXES....................................................................  S-25
PORTFOLIO TRANSACTIONS...................................................  S-27
DESCRIPTION OF SHARES....................................................  S-29
SHAREHOLDER LIABILITY....................................................  S-30
LIMITATION OF TRUSTEES' LIABILITY........................................  S-30
5% SHAREHOLDERS..........................................................  S-30
CUSTODIAN................................................................  S-31
LEGAL COUNSEL............................................................  S-31
FINANCIAL STATEMENTS.....................................................  S-31
APPENDIX.................................................................   A-1

January 31, 1999

TPI-F-009-01

THE TRUST

This Statement of Additional Information relates to the Adviser and Institutional Class Shares of the Turner Short Duration Government Funds - One Year Portfolio ("One Year Portfolio") (the "Fund"). The Fund is a separate series of the Alpha Select Funds (formerly, TIP Institutional Funds) (the "Trust"), a diversified, open-end management investment company established as a Delaware business trust under a Declaration of Trust dated October 25, 1993, and amended and restated on October 8, 1998. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." Capitalized terms not defined herein are defined in the Prospectus offering shares of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO

The investment objective of the Fund is to provide maximum total return consistent with preservation of capital and prudent investment management. Under normal circumstances, the Short Duration One Year Portfolio seeks to maintain an average effective duration comparable to or less than that of one-year U.S. Treasury bills.

Effective duration is an indicator of a security's price volatility or risk associated with changes in interest rates. Because the Fund's Adviser seeks to manage interest rate risk by limiting effective duration, the Fund may invest in securities of any maturity. See "Effective Duration."

Under normal market conditions, the Fund invests at least 65% of the value of its total assets in obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"). Certain of the obligations, including U.S. Treasury bills, notes and bonds and mortgage-related securities of the Government National Mortgage Association ("GNMA"), are issued or guaranteed by the U.S. Government. Other securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, while others, such as those issued by Fannie Mae and the Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

The balance of the Fund's assets may be invested in cash and high grade debt securities, shares of other investment companies, including privately issued mortgage-related securities and general obligation bonds and notes of various states and their political subdivisions, rated within the three highest grades assigned by S&P (AAA, AA or A), Moody's (Aaa, Aa or A), or Fitch Investor Services, Inc. ("Fitch") (AAA, AA or A), or, if unrated by S&P, Moody's and/or Fitch, judged by the Adviser to be of comparable quality.

The relative proportions of the Fund's net assets invested in the different types of permissible investments will vary from time to time depending upon the Adviser's assessment of the relative market value of the sectors in which the Fund invests. In addition, the Fund may purchase securities that are trading at a discount from par when the Adviser believes there is a potential for capital appreciation.

The Fund may enter into forward commitments or purchase securities on a when issued basis, and may invest in variable or floating rate obligations. The Fund may enter into futures and options transactions. The Fund may invest up to 10% of its net assets in illiquid securities.

For temporary defensive purposes, during periods when the Fund's Adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in Money Market Instruments and in cash.

Effective Duration

Traditionally, a debt security's maturity has been used to represent the sensitivity of the debt security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term to maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Most debt securities provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some debt securities also have call provisions allowing the issuer to repay the instrument in full before the stated maturity date. Depending on the relative magnitude of these payments, the market values of debt securities respond differently to changes in the level and structure of interest rates.

Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates rose by one percent, the value of a security having an effective duration of two generally would decrease by two percent. Effective duration has its origins in standard duration, which was developed as a more precise alternative to the concept of term to maturity. Standard duration, which is expressed in years, takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Effective duration was developed because the standard duration calculation does not always properly reflect the interest rate risk of a security. The Fund's Adviser uses more sophisticated analytical techniques to arrive at an effective duration that incorporates the economic life of a security into the determination of its interest rate risk. These techniques may involve the Adviser's estimates of future economic parameters that may vary from actual future values. The Fund expects that, under normal circumstances, the dollar weighted stated maximum average maturity (or period until the next interest rate reset date) of the Fund's portfolio securities may be longer than its average portfolio effective duration and, although unlikely, in some cases could be as long as 30 years.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of card holders.

BORROWING

The Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Fund's total assets, and the Fund may pledge its assets in connection with such borrowings. In addition, the Fund considers reverse repurchase agreements and dollar roll transactions to be borrowings and accordingly, limits its borrowings from all sources to no more than one-half of the value of the Fund's total assets. Under most normal market conditions, however, each Fund expects that borrowings from all sources only occasionally will exceed one third of the value of its total assets.

The Fund may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs, and
CATs). See elsewhere in the "Description of Permitted Investments and Risk Factors" for discussions of these various instruments.

DOLLAR ROLL TRANSACTIONS

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of the Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income from the Fund exceeding the yield on the securities sold.

At the time that the Fund enters into a dollar roll transaction, it causes the Fund's custodian to segregate cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently mark the assets to market daily to ensure that full collateralization is maintained.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing the Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P and/or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Fund's Adviser will review the situation and take appropriate action.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities over seven days in length.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

LEVERAGING

Leveraging the Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the SEC staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund's Custodian does impose a practical limit on the leverage created by such transactions. The Adviser will not use leverage if as a result the effective duration of the portfolio of the Short Duration One Year Portfolio would not be comparable or less than that of a one-year U.S. Treasury note, respectively.

MONEY MARKET INSTRUMENTS

Market instruments are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers; and (vi) to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

MORTGAGE-RELATED SECURITIES

A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgages pool are paid off by the borrowers.

AGENCY-MORTGAGE-RELATED SECURITIES: The dominant issuers or guarantors of mortgage-related securities today are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

FANNIE MAE SECURITIES: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

FEDERAL HOME LOAN MORTGAGE CORPORATION SECURITIES: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loan and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES: GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow the Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Funds may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Funds. Further, because of this feature, the value of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations ("CMOs") are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Fund considers GNMA-, Fannie Mae-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. Government securities for purposes of each Fund's investment policies.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. The Fund limits its investments in privately issued mortgage-related securities to "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The Fund may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. Government and U.S. Government mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.

Additional Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

OPTIONS AND FUTURES CONTRACTS

The Fund may seek to hedge against a decrease in value of its portfolio by writing (i.e., selling) covered call options. When the Fund writes a call option, it receives a premium and gives the purchase the right to buy the underlying security at a fixed price. A call option is "covered" if (i) the Fund owns the optioned securities or has the right to acquire such securities without additional consideration, (ii) the Fund causes its custodian to segregate cash or other liquid securities having a value sufficient to meet the Fund's obligations under the call option, or (iii) the Fund owns an offsetting call option.

The Fund also may write covered put options in an attempt to realize enhanced income when it is willing to purchase the underlying debt security for its portfolio at the exercise price. When a Fund writes a put option, it receives a premium and gives the purchaser of the put the right to cause the Fund to buy the underlying security at a fixed exercise price. A put option is "covered" if the Fund causes its custodian to segregate cash or other liquid securities with a value not less than the exercise price of the option or holds a put option on the same underlying security. The Fund also may purchase call options for the purpose of acquiring the underlying securities for its portfolio and may purchase put options for hedging purposes. The Fund will not enter into covered put options which, when combined with outstanding purchases of securities on a when-issued or forward commitment basis, would exceed 5% of the Fund's total assets.

While utilization of options and futures contracts and similar instruments may be advantageous to the Fund, the Fund's performance will be worse than if the Fund did not make such investments if the Adviser is not successful in employing such instruments in managing the Fund's investments or in predicting interest rate changes. In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return.

The Fund may write (i.e., sell) covered put and call options on debt securities. A covered call option is an option for which the Fund, in return for a premium, gives another party the right to buy specified debt securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against the price decline of the underlying security. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase in the underlying debt security above the option exercise price. In addition, the Fund's ability to sell the underlying debt security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund may purchase and sell options that are traded on U.S. exchanges.

Under certain circumstances, the Fund also may write covered put options, which give the holder of the option the right to sell the underlying debt security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, but will be obligated to purchase the underlying debt security at a price that may be higher than the market value of that debt security at the time of exercise for as long as the option is outstanding. In order to "cover" the put options that it has written, the Fund cause their custodian or a designated subcustodian, to segregate cash or other liquid securities with a value equal to or greater than the exercise price of the underlying securities. The Fund will not write put options if the aggregate value of the obligations underlying the put, together with outstanding purchases of securities on a when-issued or delayed delivery basis, shall exceed 5% of the Fund's total assets.

There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, the secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of underlying securities.

Secondary markets or an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges, for economic or other reasons, of trading of options (or of a particular class or series of options).

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy or from prevailing market conditions. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. Repurchase agreements are considered loans under the 1940 Act.

The repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the Trust's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

REVERSE DOLLAR ROLL TRANSACTIONS

The Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage. The Fund will enter into a reverse repurchase agreement for leveraging purposes only when the Adviser believes that the interest income to be earned from the investment of the proceeds or the gain for the security to be obtained by effecting the transaction would be greater than the interest expense of the transaction. The Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the Fund's securities is considered to be disadvantageous.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless,

Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

The Fund may lend its portfolio securities having a value of up to 30% of its total assets in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Adviser and subject to certain terms and conditions. These loans are required to be secured continuously by collateral, including cash or other liquid securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time. Upon such termination, the Funds is entitled to obtain the return of the securities loaned within five business days.

For the term of the loan, the Fund continues to receive the equivalent of the interest paid by the issuer on the securities loaned, receives proceeds from the investment of the collateral and continues to retain any voting rights with respect to the securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans are made only to borrowers deemed by the Adviser to be creditworthy, and only when, in the judgment of the Adviser, the income which can be earned currently from such loans justifies the attendant risk.

SHORT SALES

A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

U.S. Government Securities are bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States. U.S. Government securities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, including GNMA, Fannie Mae, FHLMC, Federal Farm Credit Bank, Farm Credit System Financial Assistance Corporation, Federal Home Loan Banks, Financing Corporation, Federal Home Loan Bank, Maritime Administration, Resolution Funding Corporation, Small Business Administration (SBA loan pools and the guaranteed portions of single loan sales), Student Loan Marketing Association and Washington Metropolitan Area Transit Authority. Direct obligations of the U.S. Treasury include a variety of securities that differ primarily in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will not invest in obligations issued by an instrumentality of the U.S. Government unless the Adviser determines that the instrumentality's credit risk makes its securities suitable for investment by the Funds.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

U.S. TREASURY RECEIPTS

U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally seven to 15 days later, or in the case of certain CMO issues; 45 to 60 days later. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be.

No income accrues on securities that have been purchased pursuant to a forward commitment or a when-issued basis prior to delivery to the Fund. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it causes its custodian to segregate cash or other liquid securities equal to the value of the when-issued or forward commitment securities and causes the segregated assets to be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

The Fund will not purchase (but may sell) securities on a when-issued or forward commitment basis involving delivery of the security more than 30 days following the trade date if such purchase, when combined with the Fund's covered put options, would exceed 5% of the Fund's total assets.

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YEAR 2000

The Trust depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, business and individuals around the world, the Trust could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Trust has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Trust. The Trust and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Trust does business.

ZERO COUPON PAY-IN-KIND SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accrued. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. In the event of adverse market conditions, zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations (and those set forth in the Prospectus) are fundamental policies of the Fund which cannot be changed with respect to the Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase any common stocks or other equity securities, except that the Fund may invest in securities of other investment companies as described above and consistent with restriction number 7 below.

2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% of its portfolio securities as described above, or (c) to the extent the entry into a repurchase agreement or reverse dollar transaction is deemed to be a loan.

3. (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to permissible reverse repurchase agreements or dollar roll transactions as described in the Prospectus or this SAI. Except for reverse repurchase agreements or dollar roll transactions for which the Fund's custodian has segregated assets, any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and borrowings from all sources, including reverse repurchase agreements and dollars for which the Fund's custodian has segregated assets, will net exceed 50% of the Fund's total assets. no additional investments may be made while any borrowings (excluding reverse repurchase agreements and dollar roll transactions against which assets have been segregated) are in excess of 5% of the Fund's total assets.

(b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings, reverse repurchase agreements and dollar roll transactions.

4. Except in connection with permissible forward commitment or futures or options activities as described in the Prospectus of this SAI, purchase securities on margin or underwrite securities; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

5. Buy or sell real estate or commodities or, except in connection with permissible futures or options activities as described in the Prospectus or this SAI, commodity contracts; however, the Funds may invest in marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

6. Buy or sell interests in oil, gas or mineral exploration or development leases and programs; however, the Fund may invest in marketable securities of issuers engaged in such activities.

7. Invest in securities of other investment companies, except to the extent permitted by the 1940 Act or discussed in the Fund's Prospectus or this SAI, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permissible borrowings, mortgages or pledges, or (b) entering into permissible reverse repurchase or dollar roll transactions, in each case as described in the Prospectus or this SAI.

9. Concentrate 25% or more of the value of its assets in any one industry; provided, however, that each Fund may invest up to 100% of its assets in securities of the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies.

NON-FUNDAMENTAL POLICIES

The Fund has adopted the following restrictions as operating policies, which are not fundamental policies, and which may be changed without shareholder approval in accordance with applicable regulations.

The Fund may not:

1. Invest in the aggregate, more than 10% of its net assets in illiquid securities, including (under current SEC interpretations) securities which are not readily marketable and repurchase agreements that mature in more than seven days.

2. Invest in any issuer for purposes of exercising control or management of the issuer.

3. Except in connection with permissible forward commitment or futures or options activities as described in the Fund's Prospectus or this SAI, write, purchase or sell straddles, spreads or combinations thereof.

4. Except in connection with permissible forward commitment or options or futures transactions, as described in the Fund's Prospectus or this SAI, engage in short sales of securities.

5. Enter into a futures or an option on a futures contract if, as a result thereof, more than 5% of the particular Fund's total assets (taken at market value at the time of entering into the contract and excluding the in-the-money amount of an option that was in-the-money at the time of purchase) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

6. Invest in real estate limited partnerships or issuers that qualify as real estate investment trusts under Federal tax laws.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice of shareholders.

If a percentage restriction is adhered to a the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

THE ADVISER

The Trust and Turner Investment Partners, Inc. (the "Adviser"), has entered into advisory agreements (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of the Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds established limitations, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of the Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of each Advisory Agreement as to the Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

TURNER INVESTMENT PARTNERS, INC.

Turner Investment Partners, Inc. ("Turner"), 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of September 30, 1998, Turner had discretionary management authority with respect to approximately $3 billion of assets. Turner has provided investment advisory services to investment companies since 1992.

Turner serves as the investment adviser for the Fund under an investment advisory agreement. Under its Advisory Agreement, Turner makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

For its services, Turner is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .25% of the average daily net assets of the Fund. Turner has contractually agreed to waive all or a portion of its fee and to reimburse expenses of the Fund in order to limit the total operating expenses of the Institutional Class shares of the Fund (as a percentage of average daily net assets on an annualized basis) to not more than .36%, and of the Adviser Class shares of each Fund (as a percentage of average daily net assets on an annualized basis) to not more than .61%.


------------------------------------------------------------------------------------------------------------------------
                                         Advisory Fees Paid                               Advisory Fees Waived
                           ---------------------------------------------------------------------------------------------
                              1996              1997             1998             1996            1997           1998
------------------------------------------------------------------------------------------------------------------------
Short Duration             Fiscal Year      Fiscal Year         Fiscal         Fiscal Year       Fiscal         Fiscal
Government Funds-             Ended            Ended            Period            Ended           Year          Period
One Year Portfolio           2/28/97          2/28/98            Ended           2/28/97         Ended           Ended
                               $0            $(94,700)         9/30/98           $1,671         2/28/98         9/30/98
                                                               $(67,178)                         $2,792         $(1,596)
------------------------------------------------------------------------------------------------------------------------


THE ADMINISTRATOR

The Fund's Administrator, SEI Investments Mutual Funds Services, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street

Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntingtonr Funds, The Nevis Funds, Oak Associates Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and TIP Funds.

For the fiscal years ended September 30, 1996, 1997, and 1998, the Fund paid the following administrative fees (net of waivers):

-------------------------------------------------------------------------------
                                          Administrative Fees Paid
                              -------------------------------------------------
                                  1996              1997              1998
-------------------------------------------------------------------------------
Short Duration Government      Fiscal Year       Fiscal Year      Fiscal Period
Funds-One Year Portfolio      Ended 2/28/97     Ended 2/28/98     Ended 9/30/98
                                  $497             $802              $510
-------------------------------------------------------------------------------

DISTRIBUTION AND SHAREHOLDER SERVICING

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Fund. The Distributor receives no compensation for distribution of shares of the Fund.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Fund has adopted a shareholder service plan for Adviser Class shares (the "Adviser Class Service Plan") under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefor. Under the Adviser Class Service Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Fund may enter into such arrangements directly. Under the Adviser Class Service Plan, the Distributor is entitled to receive a fee at an annual rate of up to .25% of each Fund's average daily net assets attributable to Adviser Class shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. The may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer as it applies to the Trust is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Advisor Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and TIP Funds, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.

ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc. (the Adviser) since 1990.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee** - Treasurer, Thomas Jefferson University, since 1995, and Assistant Treasurer, 1988-1995.

RONALD FILANTE (DOB 11/19/45) - Trustee** - Associate Professor of Finance, Pace University, since 1987.

KATHERINE GRISWOLD (DOB 10/28/56) - Trustee** - Director of Benefits Trusts, Southern New England Telephone Company, since 1993 and the Director of the Pension Fund from 1993- 1989.

STEPHEN J. KNEELEY (DOB 02/09/63) - President and Assistant Secretary - Chief Operating Officer of Turner Investment Partners, Inc., since 1990.

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary - Director of Compliance of Turner Investment Partners, Inc., since 1992.

CYNTHIA KUNZE (DOB 12/15/56) - Vice President and Assistant Secretary - Administrator, Turner Investment Partners, Inc., since 1998; Administrator of Solon Asset Management, L.P., 1996- 1997. Post Production and Assistant to the Producer, Twentieth Century Fox, 1989-1995.

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI Investments, the Manager and Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston and Strawn (law firm), 1991-1994.

SANDRA K. ORLOW (DOB 10/18/53) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Manager and Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President, Assistant Secretary - Senior Vice President and General Counsel of SEI Investments, the Manager and the Distributor since 1994. Vice President and Assistant Secretary of SEI, the Manager and Distributor 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm) , 1988-1992.

JOSEPH M. O'DONNELL (DOB 11/13/54) - Vice President, Assistant Secretary - Vice President and General Counsel of FPS Services, Inc., from 1993 to 1997. Staff Counsel and Secretary of Provident Mutual Family of Funds from 1990 to 1993.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President, Assistant Secretary - Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange from 1989-1998.

LYNDA J. STRIEGEL (DOB 10/30/48) - Vice President, Assistant Secretary - Vice President of SEI Investments. Senior Asset Management Counsel, Barnett Banks, Inc., from 1997-1998. Prior to that, she was a Partner at Groom and Nordberg, Charted from 1996-1997 and Associate General Counsel at Riggs Bank, N.A. from 1991-1995.

KATHY HEILIG (DOB 12/21/58) - Vice President, Assistant Secretary - Treasurer of SEI Investments Company since 1997, was Assistant Controller of SEI Investments Company since 1995. Vice President of SEI Investments Company since 1991. Director of Taxes of SEI Investments Company from 1987 to 1991. Tax Manager, Arthur Andersen LLP prior to 1987.

ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer Director, Funds Administration and Accounting - Director, Funds Administration and Accounting of SEI since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986-1994.

JAMES W. JENNINGS (DOB 01/15/37) - Secretary - Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, the Adviser, the Administrator and Distributor.

JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania, 19103, Partner, Morgan, Lewis & Bockius LLP, Counsel to the Trust, the Adviser, the Administrator and the Distributor.

EDWARD B. BAER (DOB 09/27/68) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania, 19103, Associate, Morgan, Lewis & Bockius LLP, Counsel to the Trust, the Adviser, the Administrator and the Distributor, since 1995. Attorney, Aquila Management Corporation, 1994.

                              --------------------

The following table exhibits Trustee compensation for the fiscal period ended September 30, 1998.


------------------------------------------------------------------------------------------------------------------------------
                                                                                                Total Compensation
                                  Aggregate              Pension or                             From Registrant and
                              Compensation From          Retirement           Estimated         Fund Complex Paid to
                              Registrant for the       Benefits Accrued         Annual         Trustees for the Fiscal
     Name of Person,          Fiscal Year Ended        as Part of Fund      Benefits Upon            Year Ended
         Position             September 30, 1998          Expenses            Retirement         September 30, 1998
------------------------------------------------------------------------------------------------------------------------------
Robert Turner                        $0                      N/A                 N/A         $0  for service on two Boards
Ronald Filante                     $4,757                    N/A                 N/A         $4,757 for service on one Board
Katherine Griswold                 $4,000                    N/A                 N/A         $4,000 for service on one Board
Alfred Salvato                     $4,500                    N/A                 N/A         $12,500 for service on two Boards
------------------------------------------------------------------------------------------------------------------------------

* Messrs. Robert Turner, Richard Hocker and Michael Jones are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of Officers and interested persons of the Trust is paid by the adviser or the manager.

** Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays fees only to the non-interested Trustees of the Trust. Compensation of Officers and interested Trustees of the Trust is paid by the Adviser or the Administrator.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Fund. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)(6) - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended September 30, 1998, the One Year Portfolio's yield was 5.95%.

The total return of the Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the fiscal year ended September 30, 1998, and for the period from March 1, 1994 (commencement of operations of the Turner Short Duration Government Funds - One Year Portfolio) through September 30, 1998, the total return for the One Year Portfolio was 6.22% and 6.25%, respectively.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the U.S. bond markets, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties.

The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Corporate debt securities and mortgage-related securities held by the Fund is valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service, approved by the Board of Trustees. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Trust's Board of Trustees.

If any securities held by the Fund is restricted as to resale or do not have readily available market quotations, the Adviser determines their fair value for purposes of determining market-based value, following procedures approved by the Board of Trustees. The Trustees periodically review such procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

TAXES

The following is only a summary of certain tax considerations generally affecting the Fund and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuer.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If the Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions will generally be eligible for the corporate dividends-received deduction.

The Fund may use a tax management technique know as "highest in, first out." Using this technique, the portfolio holdings that have experience the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

The Fund is not liable for any income or franchise tax in Delaware if it qualifies as a RBC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

In all purchases and sales of securities for the Fund, the primary consideration is to be obtained the most favorable price and execution available. Pursuant to the Agreements, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions, subject to the instructions of the review by the Fund and the Trust's Board of Trustees.

Purchases of portfolio securities for the Fund may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a commission paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available and the transaction involves a brokerage commission, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser or its affiliates that they may lawfully and appropriately use in their investment advisory capacity for the Fund and for other accounts, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the agreement, to be useful in varying degrees, but of indeterminable value. The Adviser anticipates that these opportunities will arise infrequently if at all.

The placement of portfolio transactions with broker-dealers who sell shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Trust's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Adviser may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute their portfolio transactions.

While the Fund's general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to the Fund or to the Adviser, even if the specific services were not imputed just to the Fund and may be lawfully and appropriately used by the Adviser in advising other clients. The Adviser considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the agreements, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Fund and the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the Fund or assist the Adviser in carrying out its responsibilities to the Fund. The standard of reasonableness is to be measured in light of the Adviser and the Adviser's overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts of the Adviser. Nevertheless, it is possible that at times the same securities will be acceptable for the Fund and for one or more of such client accounts. To the extent any of these client accounts and one or both of the Funds seeks to acquire the same security at the same time, the individual Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Adviser. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better trade execution for the Fund.

The Fund may use the Distributor as a broker to execute portfolio transactions. In accordance with the 1940 Act, the Trust has adopted certain procedures which are designed to provide that commissions payable to the Distributor are reasonable and fair as compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on securities or options exchanges during a comparable period of time. The Fund does not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions charged on comparable transactions by other qualified brokers. The Board of Trustees reviews the procedures adopted by the Trust with respect to the payment of brokerage commissions at least annually to ensure their continuing appropriateness, and determines, on at least a quarterly basis, that all such transactions during the preceding quarter were effected in compliance with such procedures.

Depending on the Adviser's view of market conditions, the Fund may or may not purchase securities with the expectation of holding them to maturity. The Fund may, however, sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of market conditions or of the issuer.

For the fiscal years ended September 30, 1996, 1997, and 1998, the Fund's portfolio turnover rates were as follows:

-------------------------------------------------------------------------------
                                         Portfolio Turnover Rate
                                -----------------------------------------------
                                1996               1997                   1998
-------------------------------------------------------------------------------
Short Duration Government        0%               81.82%                 96.56%
Funds-One Year Portfolio
-------------------------------------------------------------------------------

Brokerage Commissions were not paid on the behalf of the Fund for the fiscal years ended September 30, 1996, 1997, and 1998.

DESCRIPTION OF SHARES

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. The Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of the Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

Institutional Class Shares of the Fund are identical to Adviser Class Shares of the Fund, except that Adviser Class Shares of the Fund are subject to a shareholder servicing fee.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Delaware business trust." The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment adviser, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS

As of January 5, 1999, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.


                                 NAME AND ADDRESS OF BENEFICIAL              NUMBER OF      PERCENTAGE OF
        FUND                                OWNER                              SHARES       FUND'S SHARES
        ----                     ------------------------------             -----------     -------------
Turner Short Duration            Solon Asset Management Corp.               14,876.8240         25.08%
Government Funds - One           1981 N. Broadway, Ste. 325
Year Portfolio                   Walnut Creek, CA 95496-3873

                                 James I. Midanek                            3,320.4430          5.60%
                                 375 La Casa Via
                                 Walnut Creek, CA 94598-4842

                                 Charles Schwab & Co. Inc.                  37,633.3430         63.45%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl. 3
                                 Denver, CO 80209
---------------------------------------------------------------------------------------------------------

CUSTODIAN

First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

FINANCIAL STATEMENTS

The Trust's financial statements for the Fund for the fiscal period ended September 30, 1998, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the 1998 Annual Report must accompany the delivery of this Statement of Additional Information.

APPENDIX

The following descriptions are summaries of published ratings.

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


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DESCRIPTION OF DUFF & PHELPS' LONG-TERM DEBT RATINGS


AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+      High credit quality. Protection factors are strong. Risk is modest but
AA-      may vary slightly from time to time because of economic conditions.

A+       Protection factors are average but adequate. However, risk factors are
A-       more variable and greater in periods of economic stress.

BBB+     Below average protection factors but still considered sufficient for
BBB- prudent investment. Considerable variability in risk during economic cycles.

BB+      Below investment grade but deemed likely to meet obligations when due.
BB       Present or prospective financial protection factors fluctuate according
BB- to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+       Below investment grade and possessing risk that obligations will not be
B        met when due. Financial protection factors will fluctuate widely
B- according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP       Preferred stock with dividend arrearages.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


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


BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C        Bonds are in imminent default in payment of interest or principal.

DDD,     Bonds are in default on interest and/or principal payments. Such bonds
DD,      are extremely speculative and should be valued on the basis of their and D ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

DESCRIPTION OF IBCA'S LONG-TERM RATINGS

AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A        Obligations for which there is a low expectation of investment risk.
         Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.


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


BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

B Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

CCC Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

CC Obligations which are highly speculative or which have a high risk of default.

C        Obligations which are currently in default.

DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

BB While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

CCC Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D        Default


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